                                                                      EXHIBIT 99

[PSYCHIATRIC SOLUTIONS, INC. LOGO]

CONTACT:
Brent Turner
Executive Vice President,
Finance and Administration
(615) 312-5700


               PSYCHIATRIC SOLUTIONS REPORTS FIRST QUARTER RESULTS

                             ----------------------

            REVENUE GROWS 80% AND SAME-FACILITY REVENUE INCREASES 11%

                             ----------------------

        EARNINGS PER DILUTED SHARE INCREASES TO $0.23, OR $0.30 EXCLUDING
                           STOCK COMPENSATION EXPENSE

                             ----------------------

                INCREASES ESTABLISHED EARNINGS GUIDANCE FOR 2006

Franklin, Tenn. (April 26, 2006) - Psychiatric Solutions, Inc. ("PSI") (NASDAQ:
PSYS) today announced financial results for the first quarter ended March 31, 2006. Revenue increased 80% for the quarter to $242,477,000 from $134,618,000 for the first quarter of 2005. Net income for the first quarter of 2006 was $12,192,000, or $0.23 per diluted share, including stock compensation expense of $0.07 per diluted share. Net income for the first quarter of 2005 was $3,328,000, or $0.08 per diluted share, including an after tax loss on refinancing of long-term debt of $0.10 per diluted share. Diluted shares used in computing per share amounts increased 27% for the first quarter of 2006 from the first quarter last year. All results in this release have been adjusted to reflect the 2-for-1 stock split effected in January 2006.

         Adjusted earnings per diluted share increased 67% for the first quarter of 2006 to $0.30 from $0.18 for the first quarter of 2005. For the quarter, adjusted earnings per diluted share excluded stock compensation expense of $0.07. This expense is higher for the first quarter due to the immediate vesting of 25% of the Company's performance-based stock options, which, if earned, are awarded in the first quarter of each year, and due to approximately $0.03 related to the immediate vesting of certain options held by the Company's former Chief Operating Officer. Please see pages 7 and 8 for a reconciliation of GAAP and non-GAAP financial results.

         Joey Jacobs, Chairman, President and Chief Executive Officer of PSI, commented, "PSI's first quarter results represented a strong start to 2006, with record revenue, adjusted earnings per diluted share and adjusted EBITDA margins. These results were driven by the same key factors responsible for our multi-year record of successful growth, including, among other things, substantial expansion of beds in operation, primarily through acquisition in a fragmented industry, as well as significant growth in same-facility revenue, producing increased operating leverage and stronger profit margins. Our first quarter performance positions us well to achieve our financial and operating objectives for 2006.


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


PSYS Reports First Quarter Results
Page 2
April 26, 2006

         "PSI's same-facility revenue increased 11% for the first quarter of 2006, reflecting a 4.3% increase in same-facility patient days and a 6.6% increase in same-facility revenue per patient day. As a result of this strong revenue growth, we are very pleased to report that same-facility EBITDA increased 31% to $26,957,000, and same-facility EBITDA margin expanded to 20.0% of revenue, up from 16.9% of same-facility revenue for the first quarter last year. Increased operating leverage also drove 115% growth in company-wide adjusted EBITDA to $40,054,000, or 16.5% of revenue, from $18,599,000, or 13.8%
of revenue, for the first quarter of 2005. Please see pages 7 and 8 for a reconciliation of GAAP and non-GAAP financial results.

         "In addition to same-facility revenue growth, PSI's first quarter results are attributable to the expansion of our beds in operation by approximately 2,500 to more than 6,500 at the end of the quarter from more than 4,000 at the same time in 2005. Included in these new beds are 236 that were acquired through the purchase of three inpatient facilities during the first quarter. We continue to anticipate that we will acquire at least six inpatient facilities during 2006 and that we will expand capacity at existing facilities through the addition of 130 to 200 new beds during 2006, or 2% to 3% of beds in operation."

         Based primarily on the Company's outlook for 2006, its financial results for the first quarter of 2006 and current industry conditions, the Company today increased its guidance for adjusted earnings per diluted share, which excludes stock compensation expense expected to be approximately $0.15, to a range of $1.17 to $1.20, from the previous range of $1.14 to $1.17. PSI also today established guidance for earnings per diluted share for 2006 in a range of $1.02 to $1.05, including stock compensation expense. The Company's guidance does not include the impact from any future acquisitions.

         Mr. Jacobs closed by saying, "PSI's first quarter results again validate the strength and timeliness of our business model and the capabilities of our people. Having successfully acquired and integrated 58 inpatient facilities in the past five years, we face a market that remains fragmented, with an attractive pipeline of potential transactions and with industry-leading expertise. In addition, our 14 consecutive quarters of growth in same-facility revenue provides compelling evidence that we are implementing our organic growth strategies effectively. Our proven ability to operate this business model in the context of an industry with strong growth dynamics for the foreseeable future supports our confidence in our prospects for achieving further significant profitable growth."

         PSI will hold a conference call to discuss this release tomorrow at 10:00 a.m. Eastern time. Participants will have the opportunity to listen to the conference call over the Internet by going to www.psysolutions.com and clicking Investor Relations or by going to www.earnings.com. Participants are encouraged to go to the selected web sites at least 15 minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available at these sites shortly after the call through the end of business on May 10, 2006.

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

PSYS Reports First Quarter Results
Page 3
April 26, 2006


         This press release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements other than those made solely with respect to historical fact and are based on the intent, belief or current expectations of PSI and its management. PSI's business and operations are subject to a variety of risks and uncertainties that might cause actual results to differ materially from those projected by any forward-looking statements. Factors that could cause such differences include, but are not limited to: (1) potential competition which alters or impedes PSI's acquisition strategy by decreasing PSI's ability to acquire additional inpatient facilities on favorable terms; (2) the ability of PSI to improve the operations of acquired inpatient facilities; (3) the ability to maintain favorable and continuing relationships with physicians who use PSI's facilities; (4) the ability to receive timely additional financing on terms acceptable to PSI to fund PSI's acquisition strategy and capital expenditure needs; (5) risks inherent to the health care industry, including the impact of unforeseen changes in regulation, reimbursement rates from federal and state health care programs or managed care companies and exposure to claims and legal actions by patients and others; and (6) potential difficulties in integrating the operations of PSI with recently acquired operations. The forward-looking statements herein are qualified in their entirety by the risk factors set forth in PSI's filings with the Securities and Exchange Commission. PSI undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof.

         PSI offers an extensive continuum of behavioral health programs to critically ill children, adolescents and adults through its operation of 58 owned or leased freestanding psychiatric inpatient facilities with more than 6,500 beds in 27 states. PSI also manages freestanding psychiatric inpatient facilities for government agencies and psychiatric inpatient units within medical/surgical hospitals owned by others.

                                     -MORE-

PSYS Reports First Quarter Results
Page 4
April 26, 2006


                           PSYCHIATRIC SOLUTIONS, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
             (UNAUDITED, IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)

                                                         THREE MONTHS ENDED MARCH 31,
                                                         ----------------------------
                                                           2006               2005
                                                         ---------          ---------
Revenue                                                  $ 242,477          $ 134,618

Salaries, wages and employee benefits (including
     stock compensation of $6,254 for 2006)                139,981             73,516
Professional fees                                           22,722             14,035
Supplies                                                    14,028              8,288
Rentals and leases                                           3,381              2,301
Other operating expenses                                    23,765             15,211
Provision for doubtful accounts                              4,800              2,668
Depreciation and amortization                                4,745              2,880
Interest expense                                             9,208              3,505
Loss on refinancing long-term debt                              --              6,990
                                                         ---------          ---------
                                                           222,630            129,394
                                                         ---------          ---------
Income from continuing operations
      before income taxes                                   19,847              5,224
Provision for income taxes                                   7,542              2,037
                                                         ---------          ---------
Income from continuing operations                           12,305              3,187
(Loss) income from discontinued operations, net of
     income tax benefit (provision) of $69 and $(90)
     for 2006 and 2005, respectively                          (113)               141
                                                         ---------          ---------
Net income                                               $  12,192          $   3,328
                                                         =========          =========

Basic earnings per share:
     Income from continuing operations                   $    0.23          $    0.08
     (Loss) income from discontinued operations,
          net of taxes                                          --                 --
                                                         ---------          ---------
Net income                                               $    0.23          $    0.08
                                                         =========          =========

Diluted earnings per share:
     Income from continuing operations                   $    0.23          $    0.08
     (Loss) income from discontinued operations,
          net of taxes                                          --                 --
                                                         ---------          ---------
Net income                                               $    0.23          $    0.08
                                                         =========          =========

Shares used in computing per share amounts:
     Basic                                                  52,514             40,964
     Diluted                                                53,890             42,346



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

PSYS Reports First Quarter Results
Page 5
April 26, 2006


                           PSYCHIATRIC SOLUTIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (UNAUDITED, IN THOUSANDS)

                                                                                                      MARCH 31,    DECEMBER 31,
                                                                                                        2006           2005
                                                                                                     ----------    ------------
                                                           ASSETS
Current assets:
             Cash and cash equivalents                                                               $   25,657     $   54,700
             Accounts receivable, less allowance for doubtful accounts of
                  $17,495 and $15,355, respectively                                                     146,141        132,416
             Prepaids and other                                                                          52,478         52,225
                                                                                                     ----------     ----------
Total current assets                                                                                    224,276        239,341
Property and equipment, net of accumulated depreciation                                                 403,698        378,266
Cost in excess of net assets acquired                                                                   540,605        527,655
Other assets                                                                                             28,445         29,872
                                                                                                     ----------     ----------
Total assets                                                                                         $1,197,024     $1,175,134
                                                                                                     ==========     ==========

                                             LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
             Accounts payable                                                                        $   16,853     $   18,744
             Salaries and benefits payable                                                               40,954         46,909
             Other accrued liabilities                                                                   31,708         34,411
             Current portion of long-term debt                                                              359            325
                                                                                                     ----------     ----------
Total current liabilities                                                                                89,874        100,389
Long-term debt, less current portion                                                                    485,900        482,064
Deferred tax liability                                                                                   36,050         32,151
Other liabilities                                                                                        22,952         20,818
                                                                                                     ----------     ----------
Total liabilities                                                                                       634,776        635,422
Stockholders' equity:
             Commonstock, $0.01 par value, 125,000 shares authorized; 52,751 and
                   52,430 issued and outstanding, respectively                                              528            524
             Additional paid-in capital                                                                 506,108        495,768
             Accumulated earnings                                                                        55,612         43,420
                                                                                                     ----------     ----------
Total stockholders' equity                                                                              562,248        539,712
                                                                                                     ----------     ----------
Total liabilities and stockholders' equity                                                           $1,197,024     $1,175,134
                                                                                                     ==========     ==========


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


PSYS Reports First Quarter Results
Page 6
April 26, 2006

                           PSYCHIATRIC SOLUTIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (UNAUDITED, IN THOUSANDS)

                                                                                                    THREE MONTHS ENDED MARCH 31,
                                                                                                    ----------------------------
                                                                                                        2006           2005
                                                                                                     ----------     ----------
OPERATING ACTIVITIES:
Net income                                                                                           $   12,192     $    3,328
Adjustments to reconcile net income to
  net cash provided by continuing
  operating activities:
  Depreciation and amortization                                                                           4,745          2,880
  Provision for doubtful accounts                                                                         4,800          2,668
  Share-based employee compensation                                                                       6,254             --
  Amortization of loan costs                                                                                405            174
  Loss on refinancing long-term debt                                                                         --          6,990
  Change in income tax assets and liabilities                                                             4,202         (4,746)
  Changes in operating assets and liabilities,
    net of effect of acquisitions:
    Accounts receivable                                                                                 (13,044)        (6,400)
    Prepaids and other current assets                                                                    (1,890)        (1,320)
    Accounts payable                                                                                     (2,627)         2,002
    Salaries and benefits payable                                                                        (5,272)         1,214
    Accrued liabilities and other liabilities                                                              (712)         5,610
                                                                                                     ----------     ----------
Net cash provided by continuing operating activities                                                      9,053         12,400
Net cash provided by discontinued operating activities                                                    1,503            938
                                                                                                     ----------     ----------
Net cash provided by operating activities                                                                10,556         13,338

INVESTING ACTIVITIES:
Cash paid for acquisitions, net of cash acquired                                                        (38,300)          (500)
Capital purchases of leasehold improvements,
  equipment and software                                                                                 (5,513)        (5,255)
Cash paid for investments in equity method investees                                                         --           (840)
Other assets                                                                                                239           (482)
                                                                                                     ----------     ----------
Net cash used in investing activities                                                                   (43,574)        (7,077)

FINANCING ACTIVITIES:
Principal payments on long-term debt                                                                        (93)       (20,375)
Payment of loan and issuance costs                                                                          (22)          (129)
Refinancing of long-term debt                                                                                --         (5,316)
Excess tax benefits from share-based payment arrangements                                                 2,446             --
Proceeds from issuance of common stock                                                                    1,644            804
                                                                                                     ----------     ----------
Net cash provided by (used in) financing activities                                                       3,975        (25,016)
                                                                                                     ----------     ----------
Net decrease in cash                                                                                    (29,043)       (18,755)
Cash and cash equivalents at beginning of the period                                                     54,700         33,434
                                                                                                     ----------     ----------
Cash and cash equivalents at end of the period                                                       $   25,657     $   14,679
                                                                                                     ==========     ==========

EFFECT OF ACQUISITIONS:
Assets acquired, net of cash acquired                                                                $   43,372     $       --
Cash paid for prior year acquisitions                                                                                      500
Liabilities assumed                                                                                      (1,109)            --
Long-term debt assumed                                                                                   (3,963)            --
                                                                                                     ----------     ----------
Cash paid for acquisitions, net of cash acquired                                                     $   38,300     $      500
                                                                                                     ==========     ==========

SIGNIFICANT NON-CASH TRANSACTIONS:
Refinancing of long-term debt                                                                        $       --     $    1,674
                                                                                                     ==========     ==========


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

PSYS Reports First Quarter Results
Page 7
April 26, 2006

                           PSYCHIATRIC SOLUTIONS, INC.
         RECONCILIATION OF NET INCOME AND EARNINGS PER DILUTED SHARE TO
           ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER DILUTED SHARE
                                   (UNAUDITED)
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                               THREE MONTHS ENDED
                                                                    MARCH 31,
                                                             ----------------------
                                                              2006           2005
                                                             --------      --------
Net income                                                   $ 12,192      $  3,328
Plus reconciling items:
   Discontinued operations, net of taxes                          113          (141)
   Provision for income taxes                                   7,542         2,037
                                                             --------      --------
   Income from continuing operations before income taxes       19,847         5,224
   Discontinued operations, pre-tax                              (182)          231
   Stock compensation                                           6,254            --
   Loss on refinancing long-term debt                              --         6,990
                                                             --------      --------
       Adjusted income before income taxes                     25,919        12,445
   Provision for income taxes                                   9,849         4,854
                                                             --------      --------
       Adjusted net income                                   $ 16,070      $  7,591
                                                             ========      ========
Earnings per diluted share                                   $   0.23      $   0.08
                                                             ========      ========
Adjusted earnings per diluted share(a)                       $   0.30      $   0.18
                                                             ========      ========
Diluted shares used in computing per share amounts:            53,890        42,346

                                                                    YEAR ENDING
                                                                    DECEMBER 31,
                                                                        2006
                                                                     (GUIDANCE)
                                                                  ----------------
Adjusted earnings per diluted share(a)                            $   1.17 -- 1.20
Stock compensation                                                            0.15
                                                                  ----------------
Earnings per diluted share                                        $   1.02 -- 1.05
                                                                  ================


(a) PSI believes its calculation of adjusted earnings per diluted share provides a better measure of the Company's ongoing performance and provides better comparability to prior periods because it excludes items not related to the Company's core business operations. Adjusted earnings per diluted share should not be considered as a measure of financial performance under U.S. generally accepted accounting principles and the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per diluted share is not a measurement determined in accordance with U.S. generally accepted accounting principles and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies.



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


PSYS Reports First Quarter Results
Page 8
April 26, 2006



                           PSYCHIATRIC SOLUTIONS, INC.
          RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS TO EBITDA
                              AND ADJUSTED EBITDA
                                   (UNAUDITED)
                                 (IN THOUSANDS)

                                                                      THREE MONTHS ENDED
                                                                         MARCH 31,
                                                                ---------------------------
                                                                     2006             2005
                                                                -----------     -----------
Income from continuing operations                               $    12,305     $     3,187
Provision for income taxes                                            7,542           2,037
Interest expense                                                      9,208           3,505
Depreciation and amortization                                         4,745           2,880
                                                                      -----           -----
EBITDA(a)                                                            33,800          11,609
Other expenses:
   Stock compensation                                                 6,254               -
   Loss on refinancing long-term debt                                     -           6,990
                                                                -----------     -----------
Adjusted EBITDA(a)                                              $    40,054     $    18,599
                                                                ===========     ===========


(a) EBITDA and adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as income from continuing operations before interest expense (net of interest income), income taxes, depreciation and amortization. Adjusted EBITDA is defined as income from continuing operations before interest expense (net of interest income), income taxes, depreciation, amortization, stock compensation and other items included in the caption above labeled "Other expenses". These other expenses may occur in future periods but the amounts recognized can vary significantly from period to period and do not directly relate to the ongoing operations of our health care facilities. PSI's management relies on EBITDA and adjusted EBITDA as the primary measures to review and assess operating performance of its facilities and their management teams. PSI believes it is useful to investors to provide disclosures of its operating results on the same basis as that used by management. Management and investors also review EBITDA and adjusted EBITDA to evaluate PSI's overall performance and to compare PSI's current operating results with corresponding periods and with other companies in the health care industry. You should not consider EBITDA and adjusted EBITDA in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with U.S. generally accepted accounting principles. Because EBITDA and adjusted EBITDA are not measures of financial performance under U.S. generally accepted accounting principles and are susceptible to varying calculations, they may not be comparable to similarly titled measures of other companies.


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


PSYS Reports First Quarter Results
Page 9
April 26, 2006

                           PSYCHIATRIC SOLUTIONS, INC.
                    OPERATING STATISTICS -- OWNED FACILITIES
                                   (UNAUDITED)
                             (REVENUE IN THOUSANDS)

                                                                       THREE MONTHS ENDED
                                                                            MARCH 31,
                                                                   ---------------------------      %
                                                                       2006            2005        CHG.
                                                                   -----------     -----------  ---------
SAME-FACILITY RESULTS:
   Revenue                                                         $   135,103     $   121,682      11.0%
   Admissions                                                           15,247          14,836       2.8%
   Patient days                                                        289,521         277,527       4.3%
   Average length of stay(a)                                              19.0            18.7       1.6%
   Revenue per patient day(b)                                      $       467     $       438       6.6%
   EBITDA margin                                                          20.0%           16.9%    310 BPS

TOTAL FACILITY RESULTS:
   Revenue                                                         $   229,921     $   121,682      89.0%
   Admissions                                                           26,944          14,836      81.6%
   Patient days                                                        447,028         277,527      61.1%
   Average length of stay(a)                                              16.6            18.7     (11.2)%
   Revenue per patient day(b)                                      $       514     $       438      17.4%
   EBITDA margin                                                          19.4%           16.9%    250 BPS


(a)  Average length of stay is defined as patient days divided by admissions.
(b) Revenue per patient day is defined as owned facility revenue divided by patient days.


                                     -END-